UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

THE HANOVER INSURANCE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13754	04-3263626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 Lincoln Street, Worcester, Massachusetts 01653

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 855-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The following information is being furnished under Item 2.02 – Results of Operations and Financial Condition. Such information, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

On October 28, 2015, The Hanover Insurance Group, Inc. (the Company) issued a press release announcing its financial results for the quarter ended September 30, 2015. The release is furnished as Exhibit 99.1 hereto. Additionally, on October 28, 2015, the Company made available on its website unaudited financial information contained in its Financial Supplement for the period ended September 30, 2015. The supplement is furnished as Exhibit 99.2 hereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2015, Eugene M. Bullis joined the Company as Executive Vice President – Senior Finance Officer. Mr. Bullis will assume the position of interim Chief Financial Officer effective on the first day following the filing of our third quarter Form 10-Q with the Commission (expected to occur on or about October 30, 2015). Upon assumption of the role of interim Chief Financial Officer, he will also become the Company’s principal financial officer. Immediately prior to his assumption of these roles, Frederick H. Eppinger will resign from his position as acting Chief Financial Officer and principal financial officer. Mr. Eppinger assumed this role following the announcement on October 19, 2015 that David B. Greenfield, the Company’s Executive Vice President and Chief Financial Officer, had passed away. It is expected that Mr. Bullis will serve in this role through May 13, 2016 (the “Term Date”) while the Company conducts its search for a new Chief Financial Officer. Warren E. Barnes, the Company’s Vice President and Corporate Controller, will continue to serve as acting principal accounting officer.

Mr. Bullis, 70, served as Executive Vice President and Chief Financial Officer of the Company from 2007 until his retirement in 2010. Prior to that, Mr. Bullis served as Executive Vice President and Chief Financial Officer of Conseco, Inc., from 2002 to 2007. Previously, Mr. Bullis served in a number of senior finance roles in technology-related businesses, including as Chief Financial Officer of Wang Laboratories, Inc. Mr. Bullis began his career as a certified public accountant with a predecessor firm of what is now Ernst & Young, LLP, where he advanced to partnership with a concentration in services to insurance company clients. Mr. Bullis is a member of the board of directors of Ambac Financial Group, Inc., a publicly traded financial guarantee insurer, and The One Group Hospitality, Inc., a publicly traded restaurant management and hospitality services company.

The Company and Mr. Bullis entered into an Offer Letter dated October 26, 2015 and a Restricted Stock Agreement dated October 27, 2015, the material terms of which are as follows:

•	Mr. Bullis’s base salary will be payable in biweekly installments of $50,000. Unless Mr. Bullis is sooner terminated for cause or resigns, he will be entitled to his base salary through the Term Date.

•	Effective upon his date of hire, Mr. Bullis was paid a one-time sign-on bonus in the amount of $75,000. This bonus is non-refundable unless Mr. Bullis is terminated for cause or resigns prior to the Term Date. In such an event, Mr. Bullis will be required to refund the unearned pro-rated portion of such bonus.

•	Effective upon his date of hire, Mr. Bullis was granted the following equity award under the Company’s 2014 Long-Term Incentive Plan:

•	1,222 restricted shares. Unless Mr. Bullis is sooner terminated for cause or resigns, such restricted shares will vest and no longer be subject to forfeiture on the Term Date. In any event, Mr. Bullis will be prohibited from transferring the shares until January 1, 2017.

•	Mr. Bullis will be eligible to participate in the Company’s benefit programs, including, but not limited to, Group Dental, Life, Short and Long-Term Disability Insurance, and The Hanover Insurance Group Retirement Savings Plan (Qualified 401(k) Plan and Nonqualified Retirement Savings Plan).

The foregoing description of the terms of the Offer Letter and Restricted Stock Agreement do not purport to be complete and are qualified in their entirety by the Offer Letter and Restricted Stock Agreement attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

A copy of the press release announcing Mr. Bullis’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Items

On October 28, 2015, the Company announced that the Board of Directors authorized a $300 million increase to its existing common stock repurchase program. A copy of the press release announcing this increase is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit 10.1	Offer Letter dated October 26, 2015 between Mr. Eugene M. Bullis and the Company.

Exhibit 10.2	Restricted Stock Agreement dated October 27, 2015 between Mr. Eugene M. Bullis and the Company.

Exhibit 99.1	Press Release, dated October 28, 2015, announcing the Company’s financial results for the quarter ended September 30, 2015, its appointment of Mr. Eugene M. Bullis as interim Chief Financial Officer, and the Board of Director’s authorization to increase the Company’s stock repurchase program by $300 million.

Exhibit 99.2	The Hanover Insurance Group, Inc. Unaudited Financial Supplement for the period ended September 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Hanover Insurance Group, Inc.
(Registrant)

Date	October 28, 2015	By:	/s/ Warren E. Barnes
Warren E. Barnes
Vice President, Corporate Controller
and Acting Principal Accounting Officer

Exhibit Index

Exhibit 10.1	Offer Letter dated October 26, 2015 between Mr. Eugene M. Bullis and the Company.

Exhibit 10.2	Restricted Stock Agreement dated October 27, 2015 between Mr. Eugene M. Bullis and the Company.

Exhibit 99.1	Press Release, dated October 28, 2015, announcing the Company’s financial results for the quarter ended September 30, 2015, its appointment of Mr. Eugene M. Bullis as interim Chief Financial Officer, and the Board of Director’s authorization to increase the Company’s stock repurchase program by $300 million.

Exhibit 99.2	The Hanover Insurance Group, Inc. Unaudited Financial Supplement for the period ended September 30, 2015.

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